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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in Registration Statement Nos. 333-29719 and 333-33399 of General Instrument Corporation (formerly NextLevel Systems, Inc.) on Forms S-8 of our reports dated February 9, 1999 included in this Annual Report on Form 10-K of General Instrument Corporation for the year ended December 31, 1998.

/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP


Parsippany, New Jersey
March 29, 1999